UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2012

Apollo Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On January 5, 2012, Apollo Group, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended November 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by this reference.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Charles B. Edelstein will retire as Co-Chief Executive Officer and a member of the Board of Directors of Apollo Group, Inc. (the “Company”), upon the expiration of his existing employment agreement on August 26, 2012. On January 5, 2012, Mr. Edelstein and the Company entered into a transition agreement (the “Transition Agreement”), pursuant to which Mr. Edelstein will resign as an officer and director of the Company on August 26, 2012. Until that time, Mr. Edelstein will continue to serve the Company in his current capacity under the terms of his existing employment agreement, and will remain eligible for a fiscal year 2012 incentive cash bonus on the same terms as currently in effect.

Following Mr. Edelstein’s cessation of service as the Company’s Co-Chief Executive Officer on August 26, 2012, he will enter into a limited part-time employment arrangement pursuant to the Transition Agreement. The principal features of that agreement may be summarized as follows:

•	The part-time employment period will start on August 27, 2012 and continue through February 28, 2013 unless earlier terminated in accordance with the provisions of the Transition Agreement.

•	Mr. Edelstein’s title during such period will be Senior Advisor and Former Co-Chief Executive Officer.

•

During such period, Mr. Edelstein will work directly with the Company’s remaining Chief Executive Officer in transitioning his duties and responsibilities and carrying out such projects as the Chief Executive Officer may assign in advancement of one or more of the Company’s strategic objectives.

•

As a part-time employee, Mr. Edelstein will work 30 hours per calendar month and will receive a salary of $10,500 per calendar month. His hours and salary will be pro-rated for any period less than a full calendar month.

•	During his period of part-time of employment, Mr. Edelstein will not participate in any employee benefit plans or cash incentive plans and will not be eligible for any new equity awards.

In connection with his cessation of service as the Company’s Co-Chief Executive Officer on August 26, 2012, Mr. Edelstein will become entitled to receive the severance benefits that are provided under his existing employment agreement with the Company dated July 7, 2008, as amended on December 12, 2008, February 23, 2009 and April 24, 2009 and further clarified on September 29, 2010. The payment of those severance benefits will commence on March 1, 2013 upon the expiration of the required six month delay period under applicable federal tax law. As set forth in his existing employment agreement with the Company, the payment of these severance benefits will be subject to Mr. Edelstein’s delivery of a general release of all claims against the Company and its affiliates and his compliance with the non-competition and non-solicitation covenants.

Should Mr. Edelstein’s employment be terminated by the Company without cause prior to August 26, 2012 or should he resign for good reason before that date, his vested outstanding options will remain exercisable until May 27, 2013.

A copy of Mr. Edelstein’s current employment agreement has been filed as Exhibit 10.1 to the Company’s Form 8-K filed on July 8, 2008, and amendments to that agreement have been filed as Exhibit 10.8 to the Company’s Form 10-Q filed on January 8, 2009, Exhibit 10.2 to the Company’s Form 10-Q filed on March 31, 2009, and Exhibit 10.2 to the Company’s Form 8-K filed on April 27, 2009. In addition, a clarification letter was filed as Exhibit 10.3 to the Company’s Form 10-Q filed on January 10, 2011. Except as modified by the Transition Agreement, Mr. Edelstein’s current employment agreement, as so amended, will continue in effect in accordance with its terms. The Transition Agreement is filed as Exhibit 10.1 to this Form 8-K.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 5, 2012, Apollo Group, Inc. issued a press release announcing the retirement of Charles B. Edelstein as Co-Chief Executive Officer and a member of the Board of Directors as of August 26, 2012. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.2 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1*	Transition Agreement between Apollo Group, Inc. and Charles B. Edelstein, dated January 5, 2012

99.1**	Text of press release of Apollo Group, Inc. dated January 5, 2012, relating to fiscal 2012 first quarter results

99.2**	Text of press release of Apollo Group, Inc. dated January 5, 2012, relating to the retirement of Charles B. Edelstein

*	Filed
**	Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

January 5, 2012	By:	/s/ Brian L. Swartz
Name: Brian L. Swartz
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Transition Agreement between Apollo Group, Inc. and Charles B. Edelstein, dated January 5, 2012.

99.1	Text of press release issued by Apollo Group, Inc. dated January 5, 2012, relating to fiscal 2012 first quarter results.

99.2	Text of press release issued by Apollo Group, Inc. dated January 5, 2012, relating to the retirement of Charles B. Edelstein.